UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2007

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition

On October 16, 2007, at 1:00 p.m. DST, National Penn Bancshares, Inc. is holding a webcast to present information on its results of operations for the quarter ended September 30, 2007. The text of this presentation and the slide presentation which accompanies the text of the webcast are furnished in this report, pursuant to this Item 2.02 and Item 7.01, as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.  Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 2.02.  No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference into this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and Chief Executive Officer

Dated: October 16, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Presentation for National Penn Bancshares, Inc. Webcast to be conducted on October 16, 2007 at 1:00 p.m. DST (furnished pursuant to Item 2.02 and 7.01 hereof).
99.2	Slide presentation for the National Penn Bancshares, Inc. Webcast to be conducted on October 16, 2007 (furnished pursuant to Item 2.02 and 7.01 hereof).